Exhibit 99.1

NEWS RELEASE

Contacts:	Trey Stolz,
VP Investor Relations
Basic Energy Services, Inc.
817-334-4100

Jack Lascar
Dennard ⬛ Lascar Associates
713-529-6600

BASIC ENERGY SERVICES CLOSES OFFERING OF SENIOR SECURED NOTES AND

ANNOUNCES NEW ABL CREDIT FACILITY

FORT WORTH, Texas, October 3, 2018 - Basic Energy Services, Inc. (NYSE: BAS) (“Basic” or the “Company”) today announced that the Company has closed its previously announced offering of $300 million aggregate principal amount of 10.75% senior secured notes due 2023 (the “notes”). The notes were issued at a price of 99.042% of par to yield 11.00%. The notes will initially be secured by a first-priority lien on substantially all of the assets of the Company and the subsidiary guarantors other than accounts receivable, inventory and certain related assets. In addition, the Company today announced that it has entered into a new asset-based lending credit facility (“New ABL”) that is secured by its accounts receivable and related assets. The New ABL has up to a five-year term and replaces its prior $150 million asset-based lending credit facility (as amended, “Prior ABL”).

Basic used the net proceeds of the offering to repay Basic’s existing indebtedness under its term loan, to repay Basic’s outstanding borrowings under the Prior ABL, and for general corporate purposes.

Neither the notes nor the related guarantees have been, nor will be, registered under the Securities Act of 1933, as amended (the “Act”), or the securities laws of any other jurisdiction and may not be offered or sold in the United States absent registration or an applicable exemption from such registration requirements. The notes were offered to persons reasonably believed to be qualified institutional buyers pursuant to Rule 144A and to certain non-U.S. persons outside of the United States pursuant to Regulation S, each under the Act.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any offer, solicitation or sale of securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

Safe Harbor Statement

This press release includes certain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which are intended to qualify for the “safe harbor” from liability established by the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact are forward-looking statements. Additionally, forward-looking statements are subject to certain risks, trends, and uncertainties. Basic cannot provide assurances that the assumptions upon which these forward-looking statements are based will prove to have been correct. Should one of these risks materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those expressed or implied in any forward-looking statements, and investors are cautioned not to place undue reliance on these forward-looking statements, which are current only as of this date. Basic does not intend to update or revise any forward-looking statements made herein or any other forward-looking statements as a result of new information, future events or otherwise except as required by law. The Company further expressly disclaims any written or oral statements made by a third party regarding the subject matter of this press release. Additional important risk factors that could cause actual results to differ materially from expectations are disclosed in Item 1A of Basic’s Annual Report on Form 10-K for the year ended December 31, 2017 and subsequent Quarterly Reports on Form 10-Q filed with the U.S. Securities and Exchange Commission.

Contacts:	Trey Stolz, VP Investor Relations
Basic Energy Services, Inc.
817-334-4100

Jack Lascar / Kaitlin Ross
Dennard-Lascar Associates
713-529-6600